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                                                                   Exhibit 10.92


                     OPEN-END MORTGAGE, ASSIGNMENT OF RENTS
                     --------------------------------------
                             AND SECURITY AGREEMENT
                             ----------------------

*MAXIMUM PRINCIPAL INDEBTEDNESS NOT TO EXCEED $24,375,000*

         KNOW ALL MEN BY THESE PRESENTS, that GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an office at 20 South Third Street, Columbus, Ohio 43215 ("Borrower"), in consideration of the sum of Twenty-Four Million Three Hundred Seventy-Five Thousand ($24,375,000.00) does hereby GRANT, BARGAIN, SELL, MORTGAGE AND CONVEY certain real property more fully described in Exhibit "A" attached hereto and incorporated herein (the "Property") unto KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 127 Public Square, Cleveland, Ohio 44114 ("Lender").

          TOGETHER WITH the following, whether now owned or hereafter acquired by Borrower: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the Property (collectively the "Improvements"); (b) all fixtures, furnishings, equipment, inventory, and other articles of personal property (collectively the "Personal Property") that are now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed or that may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Improvements or the Property;
(c) all water and water rights, timber, crops, and mineral interests pertaining to the Property; (d) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Improvements or the Property; (e) all plans and specifications for the Improvements; (f) all contracts relating to the Property, the Improvements or the Personal Property;
(g) all deposits (including, without limitation, tenants' security deposits), bank accounts, funds, documents, contract rights, accounts, commitments, construction agreements, architectural agreements, general intangibles (including, without limitation, trademarks, trade names and symbols), instruments, notes and chattel paper arising from or by virtue of any transactions related to the Property, the Improvements or the Personal Property;
(h) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Property, the Improvements or the Personal Property; (i) all proceeds arising from or by virtue of the sale, lease or other disposition of the Property, the Improvements, the Personal Property or any portion thereof or interest therein; (j) all proceeds (including, without limitation, premium refunds) of each policy of insurance relating to the Property, the Improvements or the Personal Property; (k) all proceeds from the taking of any of the Property, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof (including, without limitation, change of grade of streets, curb cuts or other rights of access), for any public or quasi-public use under any law; (l) all right, title and interest of Borrower in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Property; (m) all of the leases, licenses, occupancy agreements, rents (including without limitation, room rents), royalties, bonuses, issues, profits, revenues or other benefits of the Property, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (n) all rights, hereditaments and appurtenances pertaining to the foregoing; and (o) other interests of every kind and character that Borrower now has or at any time hereafter acquires in and to the Property, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Borrower with respect thereto (all of the same, including the Property, collectively the "Mortgaged Property").

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto Lender and its successors and assigns forever, and Borrower hereby binds itself and its successors and assigns to warrant and forever defend the Mortgaged Property unto Lender and its successors and assigns, against the claim or claims of all persons


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claiming or to claim the same or any part thereof, except rights of tenants in possession under written leases, and easements, agreements and restrictions of record and current real estate taxes and assessments.

         The maximum amount of unpaid loan indebtedness, exclusive of interest thereon and of advances for taxes, assessments, insurance premiums and costs incurred for protection of the Mortgaged Property, which may be outstanding at any time is Twenty-Four Million Three Hundred Seventy-Five Thousand Dollars ($24,375,000.00).

         THIS OPEN-END MORTGAGE IS GIVEN TO SECURE: the full and prompt payment, whether at stated maturity, accelerated maturity or otherwise, of any and all indebtedness, whether fixed or contingent, and whether advanced before, in connection with or after the recording of this Mortgage (collectively the "Indebtedness") and the complete, faithful and punctual performance of any and all other obligations (collectively the "Obligations") of Borrower under the terms and conditions of (a) that certain Loan Agreement among Borrower Glimcher Realty Trust, Glimcher Properties Corporation and Lender, of even date herewith ("Loan Agreement"); (b) the Note made by Borrower pursuant to the Loan Agreement, not to exceed in the aggregate the principal amount of Twenty-Four Million Three Hundred Seventy-Five Thousand Dollars ($24,375,000.00), payable not later than June 17, 2000, and any and all renewals, amendments, modifications, reductions and extensions thereof and substitutions therefor (the "Note"); (c) the Mortgage; and (d) any other instrument, document, certificate or affidavit heretofore, now or hereafter given by Borrower evidencing or securing all or any part of the foregoing (the same together with the Loan Agreement, the Note and the Mortgage, collectively the "Loan Documents").

         Borrower, for itself and its successors and assigns, hereby covenants with Lender, its successors and assigns, that:

         1. TITLE. Borrower represents that it has good and marketable title in fee simple to the Mortgaged Property, except for rights of tenants in possession under written leases, current real estate taxes and assessments and other matters and encumbrances approved by Lender for inclusion in the lender's policy of title insurance issued by Chicago Title Insurance Company insuring the lien of the Mortgage as shown on Exhibit B (the "Permitted Exceptions"). If the interest of Lender in the Mortgaged Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Borrower hereby authorizes Lender, at Borrower's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such interest. Any sums so expended by Lender shall be charged against Borrower and collectible in accordance with the terms of Section 12 hereof.

         2. FURTHER ASSURANCES. Borrower, upon the request of Lender, shall execute, acknowledge, deliver, file and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of the Loan Documents and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, improvements or appurtenances to the Mortgaged Property.

         3. SUBROGATION FOR FURTHER SECURITY. Lender shall be subrogated for its further security to the lien, although released of record, of any and all encumbrances paid with any advance of Indebtedness; provided, however, that the terms and provisions hereof shall govern the rights and remedies of Lender and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Lender is subrogated.

         4. STATUS QUO. Except as expressly permitted herein or except with the written consent of Lender, which consent may be withheld in Lender's sole discretion, Borrower shall not (a) sell, assign, mortgage, pledge, lease (except for leases in the ordinary course of Borrower's business) or otherwise convey or further encumber the Mortgaged Property, or any portion thereof, or legal, equitable or beneficial interest therein; (b) sell, assign, pledge or otherwise transfer any beneficial


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interests in Borrower which individually or in the aggregate would have the effect of transferring the power to direct the operations of Borrower or the Mortgaged Property; (c) contract for any of the same; (d) permit the Mortgaged Property, or any portion thereof, or legal, equitable or beneficial interest therein, to be subject to any superior or inferior lien or encumbrance; (e) subdivide, resubdivide or submit to the condominium form of ownership all or any portion of the Mortgaged Property, or any portion thereof; or (f) initiate or acquiesce in any change in the zoning classification of the Property or any portion thereof.

         5. PAYMENT OF INDEBTEDNESS. Borrower shall promptly pay the Indebtedness as the same becomes due and payable.

         6. ESTOPPEL CERTIFICATE. Borrower shall furnish to Lender within ten
(10) days of any written request of Lender, a written statement, duly acknowledged by Borrower, setting forth the sums secured by the Mortgage and any right of set-off, counterclaim or other defense which Borrower alleges to exist against such sums and obligations secured by the Mortgage.

         7. TAXES AND OTHER IMPOSITIONS. Borrower shall promptly pay before delinquency all taxes, assessments, charges, fines or impositions, general, local or special (collectively the "Impositions"), levied upon the Mortgaged Property, or any part thereof, or upon Lender's interest therein, or upon the Mortgage or the Indebtedness, by any duly or legally constituted public authority, municipality, township, county or state or the United States, and upon request, will provide evidence of the payment thereof to Lender; provided that Borrower, at Borrower's own cost and expense may, if it shall in good faith so desire, contest the validity or amount of any Impositions, in which event Borrower may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; further provided, however, that Borrower shall not allow any such Impositions so contested to remain unpaid for such length of time as shall permit all or any portion of the Mortgaged Property, or the lien thereon created by such item, to be sold by federal, state, county or municipal authority for the nonpayment thereof. Pending any such contest, Borrower shall maintain adequate book reserves with respect to such Impositions being contested.

         In the event that one or more of the Impositions on Lender's interest in the Mortgaged Property, the Mortgage or the Indebtedness cannot be lawfully paid by Borrower, then the Mortgaged Property shall be withdrawn from the Collateral Pool (as such team is defined in the Loan Agreement). In the event the withdrawal of the Mortgaged Property from the Collateral Pool causes Borrower not to be in compliance with the required loan to value ratio under the Loan Agreement, Borrower may either furnish substitute property, as provided in the Loan Agreement, or pay down the Indebtedness in an amount which will bring the loan to value ratio into compliance.

         8. INSURANCE AND INDEMNIFICATION. Borrower shall provide, maintain and keep in force at all times the following policies of insurance:

                  (a) Insurance against loss or damage to the Improvements and the Personal Property caused by fire and any of the risks covered by insurance of the type now known as "coverage against all risks of physical loss", in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements and the Personal Property and sufficient to prevent Borrower and Lender from becoming co-insurers, and otherwise with terms and conditions acceptable to Lender;

                  (b) Comprehensive broad form general liability insurance, insuring against any and all claims for personal injury, death or property damage occurring on, in or about the Property, the Improvements and the adjoining streets, sidewalks and passageways, subject to a combined single limit of not less than Two Million Dollars ($2,000,000.00) for personal injury, death or property damage arising out of any one accident and a general aggregate limit of not less than Five Million Dollars ($5,000,000.00), and otherwise with terms and conditions acceptable to Lender;



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                  (c) Worker's compensation insurance (including employer's
liability insurance, if available and requested by Lender) for all employees of Borrower engaged on or with respect to the Property and the Improvements in the limits established by law or, if limits are not so established, in such amounts as are acceptable to Lender;

                  (d) During the course of any development or construction of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, in the amounts set forth in Subsection 8(a) above, and otherwise with terms and conditions acceptable to Lender;

                  (e) Upon obtaining a certificate of occupancy for the Improvements or any portion thereof, business interruption insurance and/or loss of "rental value" insurance in an amount not less than the appraised rentals for the Mortgaged Property for a minimum of twelve (12) months, and otherwise with terms and conditions acceptable to Lender;

                  (f) If the Improvements are located in a federally-designated flood hazard area, then flood hazard coverage, in the maximum amount available and otherwise with terms and conditions acceptable to Lender; and

                  (g) Such other insurance coverage, and in such amount, as may from time to time be reasonably required by Lender against the same or other hazards.

         All such policies shall be in a form acceptable to Lender. Each policy of casualty insurance shall contain a mortgagee clause, substantially in the form of the standard New York mortgagee clause or otherwise acceptable to Lender, showing Lender as loss payee. Each policy of liability insurance shall show Lender as an additional insured. Unless the policy so provides, each policy of insurance required by the terms of the Mortgage shall contain an endorsement by the insurer, for the benefit of Lender, (i) that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower, (ii) that any rights of set-off, counterclaim or deductions against Borrower are waived and (iii) that such policy shall not be canceled or changed except upon not less than thirty (30) days prior written notice delivered to Lender.

         All such insurance policies and renewals thereof shall be written by companies with a BEST'S INSURANCE REPORTS policy holders rating of A and a financial size category of Class X or be expressly approved by Lender in writing.

         Lender shall have the right to hold the policies, or certificates thereof acceptable to Lender with certified copies of the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of any such policy, Borrower shall deliver to Lender a renewal policy, or certificate thereof, in form acceptable to Lender.

         If Lender is made a party defendant to any litigation concerning the Loan Documents or the Mortgaged Property or any part thereof or interest therein or the occupancy thereof by Borrower, then Borrower shall indemnify, defend and hold Lender harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Lender in any such litigation, whether or not any such litigation is prosecuted to judgment. Borrower waives any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Mortgaged Property, other property of Borrower or the property of others under control of Borrower from any cause insured against or required to be insured against by the provisions of the Mortgage.

         Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section unless Lender has approved the insurance company and the form and content of the insurance policy, including, without limitation, the naming thereon of Lender as a named insured with loss payable to Lender under a standard mortgage clause of the character above described. Borrower shall immediately notify Lender


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whenever any such separate insurance is taken out and shall promptly deliver to
Lender copies of the policies and certificates evidencing such insurance.

         Nothing contained in this Section 8 shall prevent Borrower from keeping the Improvements and Personal Property insured or causing the same to be insured against the risks referred to in this Section 8 under a policy or policies of blanket insurance which may cover other property not subject to the lien of the Mortgage; provided, however, that any such policy of blanket insurance (i) shall specify therein the amount of the total insurance allocated to the Improvements and Personal Property, which amount shall be not less than the amount otherwise required to be carried under the Mortgage; (ii) shall not contain any clause which would result in the insured thereunder becoming a co-insurer of any loss with the insurer under such policy; and (iii) shall in all other respects comply with the provisions of the Mortgage.

         In the event the damage or destruction to the Improvements is in an amount of $500,000.00 or less, and provided there is no Event of Default, as hereinafter defined, the insurance proceeds shall be paid to Borrower, and used by Borrower to (i) repair or restore the Improvements to the same condition in which they were prior to the Casualty, or (ii) for its own purposes, after first making such repairs to the remaining Improvements so that the same may continue as a first class shopping center, both architecturally and aesthetically. In the event Borrower should elect option (ii) above, if a material decrease in the fair market value of the Mortgaged Property is indicated, Lender shall be entitled, at its option, to cause the Mortgaged Property to be reappraised at Borrower's expense to satisfy itself of continued compliance by Borrower with the loan to value ratio required by the Loan Agreement. In the event the results of such reappraisal causes Borrower not to be in compliance with the required loan to value ratio, Borrower may either furnish substitute property, as provided for in Section 7 of the Loan Agreement, or pay down the Indebtedness in an amount which will bring the loan to value ratio into compliance.

         In the event the damage or destruction to the Improvements is in an amount in excess of $500,000.00, and provided there is no Event of Default, as hereinafter defined, the insurance proceeds are to be applied toward the restoration of the Improvements. Such sums shall be deposited in escrow with Lender as escrow agent for the purpose of repairing, restoring or reconstructing the Improvements. Such proceeds shall be disbursed by Lender as work progresses, provided that prior to any disbursement, Lender is in receipt of proof reasonably satisfactory to it that: (i) the work has been completed, (ii) there are no outstanding mechanics liens or materialmen's liens, and (iii) that all charges, costs and expenses incurred with respect to work completed have been paid in full or will be paid in full with such proceeds. Prior to the release of any proceeds, Lender must be satisfied that repair, restoration or reconstruction of the damaged or destroyed Improvements will be substantially equal in size, quality and value to the Improvements then presently erected on the Mortgaged Property as existed immediately prior to the loss and the plans and specifications therefor must be approved by Lender. In the event Lender believes it is necessary in order to establish value, Lender may, at its option, cause the Mortgaged Property to be reappraised at Borrower's expense. All insurance proceeds shall be payable to Lender. The adjustment of such insurance proceeds with the carrier must be approved by Lender.

         Anything in this Section 8 to the contrary notwithstanding, if there shall be an Event of Default, as hereinafter defined, the insurance proceeds shall, at the sole option of Lender, be applied by Lender to the Indebtedness in such order as Lender may determine.

         9. ESCROW. Borrower, in order to more fully protect the security of the Mortgage, does hereby covenant and agree that, if Borrower shall fail to timely pay taxes, assessments or insurance premiums as provided above, or in the event of any other default and Lender does not then elect to exercise its other remedies, then Borrower shall, upon request of Lender, pay to Lender on the first day of each month, until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12) of the known or estimated yearly taxes, assessments, premiums for such insurance as may be required by the terms hereof. Lender shall hold such monthly payments which may be mingled with its general funds, without obligation to pay interest thereon, unless otherwise required by applicable law, to pay such taxes, assessments, and insurance premiums when due. Borrower agrees that sufficient funds


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shall be so accumulated for the payment of said charges one (1) month prior to the due date thereof and that Borrower shall furnish Lender with proper statements covering the same fifteen (15) days prior to the due dates thereof. In the event of foreclosure of the Mortgage, or if Lender should take a deed in lieu of foreclosure, the amount so accumulated shall be credited on account of the unpaid principal or interest. If the total of the monthly payments as made under this Section 9 shall exceed the payments actually made by Lender, such excess shall be credited on subsequent monthly payments of the same nature, but if the total of such monthly payments so made under this Section 9 shall be insufficient to pay such taxes, assessments, and insurance premiums then due, then said Borrower shall pay upon demand the amount necessary to make up the deficiency, which payments shall be secured by the Mortgage. To the extent that all the provisions of this Section 9 for such payments of taxes, assessments, and insurance premiums to Lender, are complied with, Borrower shall be relieved of compliance with the covenants contained in Sections 7 and 8 herein as to the amounts paid only, but nothing contained in this Section 9 shall be construed as in any way limiting the rights of Lender at its option to pay any and all of said items when due.

         10. WASTE; REPAIR. Borrower shall neither commit nor permit any waste on the Property and shall keep all Improvements now or hereafter erected on the Property in good condition and repair.

         11. ALTERATIONS; CONSTRUCTION. Borrower shall have the right to remove, demolish or alter any of the Improvements, now existing or hereafter constructed on the Property, or any of the Personal Property in or on the Property or Improvements, to the extent that the value of same is not diminished. If Lender believes that there has been a material decrease in value following any such removal, demolition, or alteration, it may, at its option, cause the Mortgaged Property to be reappraised at Borrower's expense.

         12. ADVANCES SECURED BY MORTGAGE. Upon failure of Borrower to comply with any of these covenants and agreements as to the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Lender's lien thereon, and other charges and the costs of procurement of title evidence and insurance as aforesaid, Lender may, at its option, pay the same, and any sums so paid by Lender, together with the reasonable fees of counsel employed by Lender in consultation and in connection therewith, shall be charged against Borrower, shall be immediately due and payable by Borrower, shall bear interest at the Default Rate of Interest (as defined in the Note) and shall be a lien upon the Mortgaged Property and be secured by the Mortgage and may be collected in the same manner as the principal debt hereby secured.

         13. USE. Unless Lender otherwise agrees in writing, Borrower shall not allow changes in the nature of the occupancy for which the Property and Improvements were intended at the time the Mortgage was executed. Borrower shall comply with the laws, ordinances, rules, regulations and requirements of any governmental body applicable to the Mortgaged Property, both during the construction of any Improvements on the Property and subsequent to the completion thereof, and Borrower shall not permit the use thereof for any illegal purpose.

         14. INSPECTION. Any person authorized by Lender shall have the right to enter upon and inspect the Mortgaged Property after reasonable notice to Borrower and during normal business hours. Lender shall have no duty, however, to make such inspections. Any inspection of the Mortgaged Property by Lender shall be entirely for its benefit, and Borrower shall in no way rely or claim reliance thereon.

         15. MINERALS. Without the prior written consent of Lender, there shall be no drilling or exploring for, or extraction, removal, or production of, minerals from the surface or subsurface of the Property. The term "minerals" as used herein shall include, without limitation, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

         16. CONDEMNATION. If all the Mortgaged Property and Improvements are taken or acquired in any condemnation proceeding or by exercise of the right of eminent domain or, with


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Lender's consent, by any conveyance in lieu thereof, the amount of any award or other payment for such taking, or conveyance or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Indebtedness, is hereby assigned to Lender, and Lender is empowered to collect and receive the same and to give proper receipts therefor in the name of Borrower, and the same shall be paid forthwith to Lender. Such award or payment so received by Lender shall be applied to the Indebtedness (whether or not then due and payable).

         In the event a portion of the Property Improvements are acquired in any condemnation proceeding or by the exercise of the right of eminent domain, to the extent that the damage to the Property or improvements is in the amount of $500,000.00 or less, and provided there is no Event of Default, as hereinafter defined, the proceeds of any such condemnation or eminent domain award shall be paid to Borrower, who shall use such proceeds as provided for in paragraph 8 hereof with respect to the disbursement of insurance proceeds where the damage or destruction is in an amount of $500,000.00 or less. The provisions of paragraph 8 with respect to reappraisal and substitute property where there is damage or destruction in an amount of $500,000.00 or less shall apply as if fully rewritten.

         In the event the damage to the Improvements or Property by virtue of such condemnation proceeding or eminent domain proceeding is in an amount in excess of $500,000.00, and provided there is no Event of Default, as hereinafter defined, the proceeds of such eminent domain or condemnation award shall be deposited in escrow with Lender as escrow agent for the purpose of repairing, restoring, or reconstructing the Improvements and/or Property, and shall be disbursed by Lender in accordance with the provisions of paragraph 8 hereof with respect to the disbursement of insurance proceeds, where the damage or destruction is in an amount of $500,000.00 or greater. The conditions to disbursement, including the requirement that Lender be satisfied that the repaired or restored Improvements would be equal in size, quality and value to those which existed previously, and the right to cause the Mortgaged Property to be reappraised, as provided for where there is damage or destruction of $500,000.00 or greater, shall be applicable as if fully rewritten.

         Anything in this Section 16 to the contrary notwithstanding, if there shall be an Event of Default, as hereinafter defined, the proceeds of such eminent domain or condemnation award shall, at the sole option of Lender, be applied by Lender to the Indebtedness in such order as Lender may determine.

         17. ASSIGNMENT OF RENTS AND LEASES.

                  (a) Borrower hereby absolutely and unconditionally assigns, transfers and sets over unto Lender and Lender's successors and assigns all present and future leases covering all or any part of the Mortgaged Property (the "Leases"), together with any extensions or renewals thereof and any guaranties of any tenants' obligations thereunder, and all of the rents, royalties, bonuses, income, receipts, revenues, issues and profits now due or which may hereafter become due under the Leases or any extensions or renewals thereof, as well as all moneys due and to become due to Borrower under the Leases for services, materials or installations supplied whether or not the same were supplied under the terms of the Leases, all liquidated damages following default under the Leases and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property (such rents, income, receipts, revenues, issues, profits and other moneys assigned hereby are hereinafter collectively called "Rents"), together with any and all rights and remedies which Borrower may have against any tenant under any of the Leases or others in possession of the Mortgaged Property or any part thereof for the collection or recovery of Rents so assigned. Prior to an Event of Default, as hereinafter defined, Borrower shall have a license to collect and receive all Rents as trustee for the benefit of Lender and Borrower.

                  (b) Borrower hereby represents, warrants and agrees that:

                        (i) Borrower has good title to the Leases and Rents hereby assigned and has the right, power and capacity to make this assignment. No person or entity other than Borrower


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has or will have any right, title or interest in or to the Leases or Rents, except for the Permitted Encumbrances.

                       (ii) Borrower shall, at Borrower's sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases and give prompt notice to Lender of any failure to do so. Borrower shall use all reasonable efforts to enforce or secure the performance of each and every obligation and undertaking of the tenants under the Leases and shall appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Leases or the obligations and undertakings of the tenants thereunder.

                      (iii) Borrower shall generally operate and maintain the Mortgaged Property in a manner to insure maximum Rents.

                       (iv) Borrower shall not pledge, transfer, mortgage or otherwise encumber or assign the Leases or the Rents.

                        (v) Borrower shall not collect Rents more than sixty
(60) days prior to accrual.

                  (c) Lender shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Borrower under any of the Leases; and Borrower hereby agrees to indemnify Lender for, and to save Lender harmless from, any and all liability, damage or expense arising from any of the Leases or from this assignment, including, without limitation, claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Lender. All amounts indemnified against hereunder, including reasonable attorneys' fees if paid by Lender, shall bear interest at the Default Rate of Interest, as defined in the Note, and shall be payable by Borrower immediately without demand and shall be secured hereby. This assignment shall not place responsibility for the control, care, management, or repair of the Mortgaged Property upon Lender or make Lender responsible or liable for any negligence in the management, operation, upkeep, repair or control of same resulting in loss or damage or injury or death to any party.

                  (d) Upon the occurrence of an Event of Default as hereinafter defined:

                        (i) All Rents assigned hereunder shall be paid directly to Lender, and Lender may notify the tenants under the Leases (or any other parties in possession of the Mortgaged Property) to pay all of the Rents directly to Lender at the address specified in Section 27 hereof, for which this assignment shall be sufficient warrant;

                       (ii) Lender shall have the right to forthwith enter and take possession of the Mortgaged Property and to manage, operate, lease and develop the same; to collect as hereunder provided all or any Rents payable under the Leases; to make repairs as Lender deems appropriate; and to perform such other acts in connection with the management, operation, development, leasing and construction of the Mortgaged Property as Lender, in its sole discretion, may deem proper; and

                      (iii) Lender shall have the right to forthwith enter into and upon the Mortgaged Property and take possession thereof, and to appoint an agent, or in the event of the institution of foreclosure proceedings to have a receiver appointed for the collection of the Rents.

         In the event that Lender shall pursue its remedies under Subsections 17(d)(ii) or (iii) above, the net income, after allowing a reasonable fee for the collection thereof and the management of the Mortgaged Property, may be applied toward the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Lender's lien thereon, and other charges against the Mortgaged Property and the costs of procurement of such insurance and of evidence of title to the Mortgaged Property, or any of them, or in the reduction of the Indebtedness and the payment of interest, as Lender may elect. If the Rents are not sufficient to meet the costs, if any, of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by

Lender for such purposes shall become indebtedness of Borrower to Lender secured by the Mortgage. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon demand from Lender to Borrower and shall bear interest from the date of disbursement at the Default Rate of Interest stated in the Note.

         The exercise or failure to exercise any of the above remedies shall not in any way preclude or abridge the right of Lender to foreclose the Mortgage or to take any other legal or equitable action thereon. Lender shall have such rights or privileges as aforesaid regardless of the value of the Mortgaged Property given as security hereunder, and regardless of the solvency or insolvency of any party bound for the payment of the Indebtedness or the other sums hereby secured.

                  (e) Borrower hereby authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Borrower, and the tenants may rely upon any written statement delivered by Lender to the tenants. Any such payment to Lender shall constitute payment to Borrower under the Leases.

                  (f) There shall be no merger of the leasehold estates created by the Leases with the fee estate of the Property and Improvements without the prior written consent of Lender.

         18. SECURITY AGREEMENT. The Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code as enacted in the State of Ohio (the "UCC") for any of the Mortgaged Property comprising personal property and fixtures which may be subject to a security interest pursuant to the UCC, and Borrower hereby grants to Lender a security interest in said personal property and fixtures, whether said property is now existing or hereafter acquired, together with replacements, replacement parts, additions, repairs and accessories incorporated therein or affixed thereto and, if sold or otherwise disposed of, the proceeds (including insurance proceeds) thereof. Borrower agrees to execute and deliver to Lender UCC financing statements covering said personal property and fixtures from time to time and in such form as Lender may require to perfect or maintain the priority of Lender's security interest with respect to said personal property and fixtures. Borrower shall not create or suffer to be created any other security interest in said personal property and fixtures, including replacements thereof and additions thereto. Upon the occurrence of any Event of Default as set forth in Section 19 hereof, Lender shall have the remedies of a secured party under the UCC and, at Lender's option, may also invoke the remedies provided in Section 19 hereof with respect to such property.

         19. DEFAULT. The term "Event of Default" shall have the same meaning as set forth in the Loan Agreement, which meaning is incorporated by this reference herein.

         Upon the occurrence of any such Event of Default beyond any applicable cure period, at the option of Lender, without notice or demand, the same being hereby expressly waived, the entire amount shall become immediately due and payable, and, in addition to any other right or remedy which Lender may now or hereafter have at law, in equity, or under the Loan Documents, Lender shall have the right and power: (a) to foreclose upon the Mortgage and the lien hereof; (b) to sell the Mortgaged Property according to law; and (c) to enter upon and take possession of the Mortgaged Property and/or have a receiver appointed therefor as set forth in Section 17 hereof.

         20. NO WAIVER. The failure of Lender to exercise any option to declare the maturity of the principal debt or any other sums hereby secured under any provision of any of the Loan Documents, or to forbear from exercising any right or remedy available to Lender under any provision of any of the other Loan Documents, shall not be deemed a waiver of the right to exercise such option, right or remedy or declare such maturity as to such past, continuing or subsequent violation of any of the covenants and agreements of the Loan Documents. Acceptance by Lender of partial payments shall not constitute a waiver of any Event of Default. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns, any junior lienholder or any of the Guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in the Mortgage, extend the time for payment of the Indebtedness, or any part thereof, reduce the payments thereon, release anyone liable on any of said Indebtedness, accept a renewal note or notes therefor, release from the lien of the Mortgage any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plan of the Mortgaged Property, consent to the granting of any easement, join in any extension or subordination agreement, or agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or to change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section 20 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by the Mortgage and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any of the Guarantors, and shall not affect the lien or priority of lien of the Mortgage on the Mortgaged Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option for any such action if taken at Borrower's request.

         21. PARCELS; WAIVER OF MARSHALLING. In the event of foreclosure of the Mortgage, the Mortgaged Property may be sold in one or more parcels or as an entirety as Lender may elect.

         Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who becomes liable for Borrower's obligations and covenants under the Mortgage, and any party who now or hereafter acquires a security interest in the Mortgaged Property, or any portion thereof, hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         22. COSTS OF COLLECTION. Borrower hereby agrees to pay to Lender all costs of foreclosing the Mortgage, and all costs of enforcing, collecting and securing, and of attempting to enforce, collect and secure, the Note, including, without limitation, reasonable attorneys' fees, appraisers' fees, court costs, notice charges and title insurance charges, whether such attempt be made by suit, in bankruptcy, or otherwise, and such costs and any other sums due Lender under the Loan Documents may be included in any judgment or decree rendered.

         23. RENT ROLL AND FINANCIAL STATEMENTS. Borrower shall maintain full and correct books and records open to Lender's inspection, and shall furnish such financial information and reports as are referenced in the Loan Agreement.

         24. HAZARDOUS SUBSTANCES. (a) Borrower hereby covenants and agrees with Lender that the following terms shall have the following meanings:

                        (i) "Environmental Laws" mean all federal, state and local laws, statutes, ordinances and codes relating to the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives with respect thereto.

                       (ii) "Hazardous Substance" means, without limitation, any flammable explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), or any other applicable Environmental Law.

                      (iii) "Indemnitee" means Lender, and all subsequent holders of the Mortgage, their respective successors and assigns, their respective officers, directors, employees, agents, representatives, contractors and subcontractors and any subsequent owner of the Property and Improvements who acquires title thereto from or through Lender.

                       (iv) "Release" has the same meaning as given to that term in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.) and the regulations promulgated thereunder.

         (b) Borrower represents and warrants to Lender that, to its knowledge after due investigation: (i) the Property and Improvements are not being or have not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance in violation of any Environmental Laws; (ii) the Property and Improvements do not contain any Hazardous Substances in violation of any Environmental Laws; (iii) there has been no Release of any Hazardous Substance on, at or from the Property and Improvements or any property adjacent to or within the immediate vicinity of the Property and Improvements and Borrower has not received any form of notice or inquiry with regard to such a Release or threat of such a Release; (iv) no event has occurred with respect to the Property and Improvements which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law; (v) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Property and Improvements which require any work, repair, construction, containment, clean up, investigations, studies, removal or other remedial action with respect to the Property and Improvements; and (vi) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy, that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and Improvements and (1) a violation or alleged violation of any applicable Environmental Law, (2) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, or (3) human exposure to any Hazardous Substance.

         (c) Borrower covenants and agrees with Lender as follows:

                        (i) Borrower shall keep, and shall cause all operators, tenants, subtenants, licensees and occupants of the Property and Improvements to keep, the Property and Improvements free of all Hazardous Substances, except for Hazardous Substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Property and Improvements as a shopping center in accordance with all Environmental Laws.

                       (ii) Borrower shall comply with, and shall cause all operators, tenants, subtenants, licensee and occupants of the Property and Improvements to comply with, all Environmental Laws.

                      (iii) Borrower shall promptly provide Lender with a copy of all notifications which it gives or receives with respect to any past or present Release of any Hazardous Substance or the threat of such a Release on, at or from the Property and Improvements or any property adjacent to or within the immediate vicinity of the Property and Improvements.

                       (iv) Borrower shall undertake and complete all investigations, studies, sampling and testing for Hazardous Substances reasonably required by Lender and, in accordance with all Environmental Laws, all removal and other remedial actions necessary to contain, remove and clean up all Hazardous Substances that are determined to be present at the Property and Improvements in violation of any Environmental Laws.

                        (v) Lender shall have the right, but not the obligation, to cure any violation by Borrower of the Environmental Laws and Lender's cost and expense to so cure shall be secured by the Mortgage.

         (d) Borrower covenants and agrees, at its sole cost and expense, to indemnify, defend and save harmless Indemnitee from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Indemnitee arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and Improvements and (i) the storage, treatment generation, transportation, processing, handling, production or disposal of any Hazardous Substance, (ii) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, (iii) human exposure to any Hazardous Substance, (iv) a violation of any Environmental Law, or (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by Borrower herein (collectively, the "Indemnified Matters").

         The liability of Borrower to Indemnitee hereunder shall in no way be limited, abridged, impaired or otherwise affected by (i) the repayment of all sums and the satisfaction of all obligations of Borrower under the Note, the Mortgage or other Loan Documents, (ii) the foreclosure of the Mortgage or the acceptance of a deed in lieu thereof, (iii) any amendment or modification of the Loan Documents by or for the benefit of Borrower or any subsequent owner of the Property and Improvements, (iv) any extensions of time for payment or performance required by any of the Loan Documents, (v) the release or discharge of the Mortgage or of Borrower, any of the Guarantors or any other person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents whether by Lender, by operation of law or otherwise, (vi) the invalidity or unenforceability of any of the terms or provisions of the Loan Documents, (vii) any exculpatory provision contained in any of the Loan Documents limiting Lender recourse to property encumbered by the Mortgage or to any other security or limiting Lender rights to a deficiency judgment against Borrower, (viii) any applicable statute of limitations, (ix) the sale or assignment of the Note or the Mortgage, (x) the sale, transfer or conveyance of all or part of the Property and Improvements,
(xi) the dissolution or liquidation of Borrower, (xii) the death or legal incapacity of Borrower, (xiii) the release or discharge, in whole or in part, of Borrower in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding, or (xiv) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Borrower under the Note or the Mortgage.

         The foregoing indemnity shall be in addition to any and all other obligations and liabilities Borrower may have to Lender at common law.

         25. SUBORDINATE MORTGAGES. Borrower shall not, without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion, grant or permit to be created any lien, security interest or other encumbrance, other than Permitted Encumbrances, covering any of the Mortgaged Property (each a "Subordinate Mortgage"). If Lender consents to a Subordinate Mortgage or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, any such Subordinate Mortgage shall contain express covenants to the effect that:

                  (a) the lien of the Subordinate Mortgage and all instruments incorporated therein by reference is and always shall be unconditionally subordinate to the lien of the Mortgage and to all advances made pursuant to, and sums secured by, the Mortgage, and the Mortgage and all instruments incorporated herein by reference may be renewed, extended, restructured, modified, increased or reinstated at any time without giving notice to or obtaining the consent of the Subordinate Mortgage holder;

                  (b) if any action shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases shall be named as a party defendant and no action shall be taken which would terminate any occupancy or tenancy without the prior written consent of Lender;

                  (c) in the event of any conflict between the covenants and agreements of the Mortgage and the Subordinate Mortgage, the covenants and agreements of the Mortgage shall prevail;

                  (d) Rents, if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Indebtedness and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Lender may determine, prior to being applied to any indebtedness secured by the Subordinate Mortgage;

                  (e) a copy of any notice of default under the Subordinate Mortgage and written notice and opportunity to cure of not less than thirty (30) days prior to the commencement of any action to foreclose or otherwise enforce the Subordinate Mortgage shall be given to Lender; and

                  (f) the holder of the Subordinate Mortgage shall acknowledge the existence of the Indebtedness secured hereby and further acknowledge that the lien of the Mortgage shall at all times be and remain superior and prior to the lien of the Subordinate Mortgage to the extent of the entire Indebtedness secured hereby, notwithstanding any change in the variable rate of interest being charged under the Note.

         26. PRIORITY OF MORTGAGE LIEN. Lender, at Lender's option, is authorized and empowered to do all things provided to be done by a mortgagee under Section 1311.14 of the Ohio Revised Code, and any present or future amendments or supplements thereto, for the protection of Lender's interest in the Mortgaged Property.

         27. NOTICE. All communications (including bank wire, telex, facsimile transmission or similar writing) to be given hereunder shall be in writing and shall be given as set forth below:

         (1) If to Borrower, at the following address, or at such other address as may have been furnished in writing to the Borrower by the Lender:

                             Glimcher Properties Limited Partnership
                             20 South Third Street
                             Columbus, Ohio  43215
                             Attention:  General Counsel
                             Telephone: (614) 621-2245 Ext. 330
                             Facsimile: (614) 621-8863

         (2) If to Lender, at the following address, or at such other address as may have been furnished in writing to the Borrower by the Lender:

                             KeyBank National Association
                             127 Public Square
                             Cleveland, Ohio 44114-1306
                             Attention: Dan Heberle
                             Telephone: (216) 689-0801
                             Facsimile: (216) 689-4997

         Each such notice or communication shall be effective (i) if given by telecopy or facsimile, when such telecopy or facsimile is transmitted to the facsimile number specified in this Section, (ii) if given by mail, seventy-two
(72) hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

         28. MISCELLANEOUS. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. The captions used herein are for references only and shall not be deemed a part of this Mortgage. If any provision of the Mortgage is illegal, or hereafter rendered illegal, or is for any other reason void, voidable or otherwise unenforceable, or hereafter rendered void, voidable or otherwise unenforceable, the remainder of the Mortgage shall not be affected thereby, but shall be construed as if it does not contain such provision. Each right and remedy provided in the Mortgage is distinct and cumulative to all other rights or remedies under the Mortgage or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever. The Mortgage shall be governed by and construed under the laws of the State of Ohio.

         29. ADVANCES. (a) Borrower and Lender intend that this Mortgage shall secure the unpaid balance of loan advances made by the holder hereof after this Mortgage is delivered to the county recorder for record to the fullest extent and with the highest priority contemplated by Section 5301.232 of the Ohio Revised Code. The maximum amount of all loan advances, in the aggregate and exclusive of interest accrued thereon and protective advances made as contemplated in subsection (b) below and in Section 5301.233 of the Ohio Revised Code, which may be outstanding at any time, is Twenty-Four Million Three Hundred Seventy-Five Thousand Dollars ($24,375,000.00). If and to the extent applicable, Borrower hereby waives any right it may have under Section 5301.232(c) of the Ohio Revised Code.

         (b) In addition to the loan advances referred to in subsection (a) above, Lender shall have the right, but not the obligation, to make protective advances with respect to the Mortgaged Property for the payment of taxes, assessments, insurance premiums, repairs, maintenance and other costs incurred in the protection of the Mortgaged Property as contemplated by Section 5301.233 of the Ohio Revised Code, and such protective advances, together with interest thereon at the Default Rate from the date of each such advance until it is repaid in full, shall be secured by this Mortgage to the fullest extent and with the highest priority contemplated by said Section 4301.233.

         THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS MORTGAGE ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS MORTGAGE HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS MORTGAGE.

         PROVIDED, HOWEVER, that these presents are upon the condition that if Borrower shall fully and promptly pay when due the Indebtedness and shall completely, faithfully and punctually perform all of the Obligations under the terms and conditions of the Loan Documents, then the Mortgage shall be void; otherwise it shall remain in full force and effect in law and equity forever.

         IN WITNESS WHEREOF, Borrower has caused the Mortgage to be executed this ______ day of June, 1999.


Signed and acknowledged                  Borrower:
in the presence of:                      GLIMCHER PROPERTIES LIMITED
                                         PARTNERSHIP

/s/ Laurie Fronek                        By: Glimcher Properties Corporation,
--------------------------------             a Delaware corporation,
Witness                                      its sole General Partner
         -----------------------
              (printed)


/s/ Jane B. Gaines                          By: /s/ William G. Cornely
--------------------------------                -------------------------------
Witness                                         William G. Cornely, Executive
        ------------------------                Vice President/COO/CFO
              (printed)

STATE OF  OHIO            )
                          )SS:
COUNTY OF FRANKLIN        )

         On this ______ day of June, 1999, before me, a Notary Public in and for said County and State, personally appeared William G. Cornely, who acknowledged himself to be the Executive Vice President/COO/CFO of GLIMCHER PROPERTIES CORPORATION, a Delaware corporation, the sole general partner of GLIMCHER PROPERTIES LIMITED PARTNERSHIP, the Delaware limited partnership which executed the foregoing instrument, and who acknowledged that he, as such officer of said corporation, being duly authorized by the board of directors of said corporation, did execute the foregoing instrument for and on behalf of said limited partnership and that such signing is the free act and deed of said limited partnership for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                           /s/ Jane B. Gaines
                                           -------------------------------------
                                           Notary Public
                                           Commission Expiration: Nov. 1, 2002
                                                                  --------------


This instrument prepared by:

David W. Salisbury
Thompson Hine & Flory LLP
3900 Key Center
127 Public Square
Cleveland, Ohio 44114

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION


PARCEL I - Fee Simple:

Situated in the State of Ohio, County of Gallia, City of Gallipolis, Section 17 and Section 23, Township 3, Range 14, Ohio Company Purchase, and being 22.307 acres of land out of that 25.309 acre tract of land as conveyed in a deed to Ohio River Plaza Associates Limited Partnership, of record in Deed Book 274, Page 257 (all references herein are to the records located in the Recorder's Office, Gallia County, Ohio) said 22.307 acres being more particularly described as follows:

Beginning, for reference in the centerline of State Route 7 at the most Northerly corner of the above mentioned 25.309 acre tract; thence South 43(Degree) 01' 41" West, with said centerline, a distance of 355.00 feet to the True Place of Beginning;

Thence South 46(Degree) 58' 19" East, through said 25.309 acre tract, a distance of 422.04 feet to a point in the Easterly line of same and in the centerline of Township Road 11;

Thence South 3(Degree) 13' 44" West, with said Easterly line and said centerline, a distance of 849.81 feet to the Southeasterly corner of said 25.309 acre tract;

Thence South 65(Degree) 45' 40" West with the Southerly line of said 25.309 acre tract, a distance of 987.62 feet to the Southwesterly corner of same;

Thence North 28(Degree) 23' 39" West, with a Westerly line of said 25.309 acre tract, a distance of 225.00 feet to the Southwesterly corner of Lot 79 of East Gallipolis, a subdivision of record in Plat Book 2, Page 82.

Thence North 53(Degree) 36' 21" East, with the Southerly line of said Lot 79, a distance of 50.00 feet to the Southeasterly corner of same;

Thence North 36(Degree) 23' 39" West, with the Easterly line of said Lot 79, a distance of 130.00 feet to the Northeasterly corner of same and in the Southerly right-of-way line of Ohio Avenue, 60 feet in width;

Thence North 53(Degree) 36' 21" East, with said right-of-way line, a distance of
188.23 feet to the intersection of the Easterly right-of-way line of Bell Avenue, 60 feet in width;

Thence North 2(Degree) 16' 56" East, with said Easterly right-of-way line a distance of 478.75 feet to a point at the Northwesterly corner of said 25.309 acre tract and in the centerline of State Route 7;

Thence with the centerline of said State Route 7, with the arc of a curve to the left, having a radius of 2864.79 feet, a central angle of 3(Degree) 57' 09", the chord of which bears North 48(Degree) 41' 49" East, a chord distance of 197.58 feet to a point;

Thence again through said 25.309 acre tract the following three courses:

         1. South 46(Degree) 58' 19" East, a distance of 240.51 feet to a point;
         2. North 43(Degree) 01' 41" East, a distance of 140.00 feet to a point;
         3. North 46(Degree) 58' 19" West, a distance of 234.91 feet to a point in the centerline of State Route 7, the Northerly line of said 25.309 acre tract;

Thence along said centerline and said Northerly line with the arc of a curve to the left, having a radius of 2864.79 feet, a central angle of 0(Degree) 53' 24", the chord of which bears North 43(Degree) 28' 23" East, a chord distance of
44.50 feet to the point of tangency;

Thence North 43(Degree) 01' 41" East, continuing along said centerline and said Northerly line, a distance of 490.26 feet to the True Place of Beginning, and containing 22.307 acres of land, more or less. The bearings herein are based on State Route 7 as delineated on the State of Ohio Department of Transportation plans designated GAL-7-23.84.

PARCEL II - Easement:

Together with a perpetual, nonexclusive Storm Drainage Easement which constitutes rights in real property created, defined and limited over certain premises owned by James W. Price, Inc., created in Deed from James W. Price, Inc., a West Virginia corporation, to Ohio River Plaza Associates Limited Partnership, an Ohio limited partnership, dated October 21, 1988 and recorded October 25, 1988 in Deed Volume 274, Page 257, of the Gallia County Records, Ohio

PARCEL III - Easement:

Together with those rights and easements constituting rights in real property created, defined and limited by that certain Declaration of Restrictions and Ingress, Egress and Utility Easement by Ohio River Valley Plaza Associates Limited Partnership, an Ohio limited partnership, dated October 21, 1988 and recorded October 25, 1988 in Deed Volume 274, Page 261, of the Gallia County Records, Ohio.

Prior Deed Reference: Volume ____, Page ____, Gallia County, Ohio Records.



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                                   EXHIBIT "B"
                              PERMITTED EXCEPTIONS


1. Taxes for the year 1999 and subsequent years, which are not yet determined, due and payable. (As to all Parcels)

As to Parcel 1:  (Fee Simple)

2. Overhead and underground electric lines, telephone lines, water lines, gas line, storm sewer lines and sanitary sewer line as shown on a survey dated October 31, 1989 prepared by Robert W. Wynd, Registered Surveyor #6872 with M-E Building Consultants, Inc.

3. That portion of premises described herein lying within the bounds of State Route 7 and Township Road 11 is subject to the rights of the public to use same for road purposes.

4. Easement from James W. Price and Estelle E. Price, his wife, to Columbus and Southern Ohio Electric Company, dated January 13, 1969 and recorded February 11, 1969 in Deed Volume 179, Page 401, of the Gallia County Records, Ohio.

5. Easement for Channel Purposes from James W. Price, Inc., to the State of Ohio, dated October 2, 1986 and recorded October 14, 1986 in Deed Volume 264, Page 349, of the Gallia County Records, Ohio.

6. Declaration of Restrictions and Ingress, Egress and Utility Easement by Ohio River Valley Plaza Associates Limited Partnership, an Ohio limited partnership, dated October 21, 1988 and recorded October 25, 1988 in Deed Volume 274, Page 261, of the Gallia County Records, Ohio.

7. Right of Way and Easement from Ohio River Plaza Associates, an Ohio Limited Partnership, to Columbia Gas of Ohio, Inc., dated May 3, 1989 and recorded July 19, 1989 in Deed Volume 277, Page 705, of the Gallia County Records, Ohio.

8. Right of Way and Easement from Ohio River Plaza Associates Limited Partnership, David J. Glimcher, General Partner, to Columbus Southern Power Company, dated June 30, 1989 and recorded August 8, 1989 in Deed Volume 278, Page 77, of the Gallia County Records, Ohio.

9. Right of Way and Easement from Ohio River Plaza Associates Limited Partnership, David Glimcher, General Partner, to Columbus Southern Power Company, dated April 20, 1990 and recorded May 25, 1990 in Deed Volume 281, Page 823, of the Gallia County Records, Ohio.

10. Right of Way and Easement from Ohio River Plaza Associates Limited Partnership, to Columbia Gas of Ohio, Inc., dated November 21, 1990 and recorded December 12, 1990 in Deed Volume 285, Page 365, of the Gallia County Records, Ohio.

11.      Tenants as tenants only under any and all unrecorded leases.

12. Memorandum of Lease by and between Ohio River Plaza Associates Limited Partnership, an Ohio limited partnership, Landlord, and Hills Stores Company, a Delaware corporation, Tenant, dated October 21, 1988 and recorded October 25, 1988 in Lease Volume 50, Page 811, of the Gallia County Records, Ohio.

13. Short Form Lease by and between Ohio River Plaza Associates Limited Partnership, an Ohio limited partnership, Landlord, and J. C. Penney Company, Inc., a Delaware corporation, Tenant, dated June 15, 1989 and recorded August 17, 1989 in Lease Volume 51, Page 335, Term Agreement by and between Ohio River Plaza Associates Limited Partnership, an Ohio


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



         limited partnership, Landlord and J. C. Penney Company, Inc., a Delaware corporation, Tenant, dated December 7, 1990 and recorded January 10, 1991 in Lease Volume 52, Page 117, Memorandum of Lease Extension Agreement by and between Glimcher Properties Limited Partnership, a Delaware limited partnership, Landlord, and J. C. Penney Company, Inc., a Delaware corporation, Tenant, dated May 13, 1994 and recorded August 15, 1994 in Lease Volume 53, Page 249, all of the Gallia County Records, Ohio.

14. Memorandum of Lease by and between Ohio River Plaza Associates Limited Partnership, an Ohio limited partnership, Lessor, and Big Bear Stores Company, a Delaware corporation, Lessee, dated August 15, 1988 and recorded March 27, 1992 in Lease Volume 52, Page 401, of the Gallia County Records, Ohio.

As to Parcel II:  (Easement)

15. Terms and Conditions of Easement as contained in the Deed from James W. Price, Inc., a West Virginia corporation, to Ohio River Plaza Associates Limited Partnership, an Ohio limited partnership, dated October 21, 1988 and recorded October 25, 1988 in Deed Volume 274, Page 257, of the Gallia County Records, Ohio.

As to Parcel III:  (Easement)

16. Easement from James W. Price and Estelle E. Price, his wife; to Columbus and Southern Ohio Electric Company, dated January 13, 1969 and recorded February 11, 1969 in Deed Volume 179, Page 401, of the Gallia County Records, Ohio.

17. Terms and Conditions of Easement as contained in Declaration of Restrictions and Ingress, Egress and Utility Easement by Ohio River Valley Plaza Associates Limited Partnership, an Ohio limited partnership, dated October 21, 1988 and recorded October 25, 1988 in Deed Volume 274, Page 261, of the Gallia County Records, Ohio.


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